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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 12, 2000
                                                        ------------------

                           CARAUSTAR INDUSTRIES, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            North Carolina                0-20646                58-1388387
     ----------------------------  ------------------------  -------------------
     (State or Other Jurisdiction  (Commission File Number)   (I.R.S. Employer
           of Incorporation)                                 Identification No.)


                           3100 Joe Jerkins Boulevard
                           Austell, Georgia 30106-3227
     ----------------------------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (770) 948-3101
     ----------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
     ----------------------------------------------------------------------
              (Former name or address, if changed from last report)


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Item 5.           Other Events.

         Caraustar Industries, Inc. issued press releases on September 12, 2000 (a copy of which is attached as Exhibit 99.1), the contents of which are incorporated herein by reference.

Item 7.           Exhibits.

         The following exhibits are filed as part of this report.

         Exhibit 99.1 -- Press release dated September 12, 2000


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 12, 2000

                                      CARAUSTAR INDUSTRIES, INC.

                                      By:      /s/ H. Lee Thrash, III
                                               --------------------------------
                                               H. Lee Thrash, III
                                               Vice President and
                                               Chief Financial Officer


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                                  Exhibit Index

         Exhibit                                            Exhibit No.
         -------                                            -----------

         Press release dated September 12, 2000                99.1


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